Exhibit 10.14
ACCESSION AGREEMENT
This ACCESSION AGREEMENT (this “Agreement”) is entered into as of July 31, 2015, by ENDURANCE SPECIALTY HOLDINGS LTD., a Bermuda exempted limited liability company (“Parent”), and BLUE CAPITAL REINSURANCE HOLDINGS LTD., a Bermuda exempted limited liability company (the “Borrower”), in favor of ROYAL BANK OF CANADA, as administrative agent for the Lenders (as defined below) (the “Administrative Agent”) and the lenders from time to time party to the Credit Agreement (as defined below) (collectively, the “Lenders”; individually, each, a “Lender”). Each capitalized term used but not defined herein has the meaning assigned to such term in the Credit Agreement dated as of May 2, 2014 (as amended by the First Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Guarantors from time to time party to the Guarantee Agreement, the Lenders, the Administrative Agent and the other agents and arrangers party thereto.
1.Upon delivering this Agreement to the Administrative Agent, Parent will become a party to the Credit Agreement and will thereafter have all the rights and obligations of Parent and a Credit Party thereunder and be bound by all the provisions thereof as fully as if Parent were one of the original parties thereto. Parent acknowledges that, by signing this Agreement and delivering it to the Administrative Agent, Parent becomes “Parent” and a “Guarantor” for all purposes of the Credit Agreement and that its obligations thereunder are subject to all the provisions of the Credit Agreement applicable to the obligations of Parent and a Guarantor thereunder.
2.    Parent hereby represents and warrants to the Administrative Agent and the Lenders that all of the representations and warranties contained in the Credit Agreement or in any Loan Document and applicable to Parent are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.
3.    This Agreement shall be deemed to be a Loan Document for all purposes.
4.    This Agreement shall be binding upon Parent and the Borrower and their respective successors and assigns permitted by the Credit Agreement. This Agreement may only be amended or modified in accordance with Section 10.01 of the Credit Agreement. Any notice or other communication herein required or permitted to be given shall be given pursuant to Section 10.02 of the Credit Agreement, and all for purposes thereof, the notice address of Parent shall be:
100 Pitts Bay Road
Pembroke, Bermuda HM 08
Fax:     (441) 278-0401
Tel:     (441) 278-0440
Email: dlurie@enduranceservices.com

5.    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK AND THE PROVISIONS OF SECTIONS 10.15 AND 10.16 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AGREEMENT.
6.    This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission or other electronic transmission (e.g., “.pdf’ or “.tif”) shall be effective as delivery of an original executed counterpart hereof. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall not affect the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
7.    Parent and the Borrower acknowledge and agree that each of the Loan Documents shall continue in full force and effect and are hereby ratified and confirmed.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of the day and year first written above.

ENDURANCE SPECIALTY HOLDINGS LTD.
By:
Name: Michael J. McGuire Title: Chief Financial Officer

BLUE CAPITAL REINSURANCE HOLDINGS LTD.
By:
Name: Michael S. Paquette Title: Chief Financial Officer

[Signature Page to Accession Agreement]

Acknowledged: ROYAL BANK OF CANADA, as Administrative Agent
By:
Name: Susan Khokher Title: Manager, Agency

[Signature Page to Accession Agreement]